Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2002
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF JANUARY 31, 2003

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

American Overseas Marine Corporation	Delaware	100

Quincy Maritime Corporation I	Delaware	100

Quincy Maritime Corporation II	Delaware	100

Quincy Maritime Corporation III	Delaware	100

Bath Iron Works Corporation	Maine	100

BIW-LLTF, LLC	Maine	100

Concord I Maritime Corporation	Delaware	100

Braintree I Maritime Corp.	Delaware	100

Concord II Maritime Corporation	Delaware	100

Braintree II Maritime Corp.	Delaware	100

Concord III Maritime Corporation	Delaware	100

Braintree III Maritime Corp.	Delaware	100

Concord IV Maritime Corporation	Delaware	100

Braintree IV Maritime Corp.	Delaware	100

Concord V Maritime Corporation	Delaware	100

Braintree V Maritime Corp.	Delaware	100

Convair Aircraft Corporation	Delaware	100

Convair Corporation	Delaware	100

Eagle Enterprise, Inc.	Delaware	100

Elco Company, The	New Jersey	100

Electric Boat Corporation	Delaware	100

EB Groton Engineering, Inc.	Delaware	100

Electric Boat – Australia LLC	Delaware	100

Electro Dynamic Corporation	Delaware	100

Electrocom, Inc.	Delaware	100

GD Plus S.A.R.L	France	100

General Dynamics Armament and Technical Products, Inc.	Delaware	100

GDATP International, Inc.	Delaware	100

XCORE, Inc.	Delaware	100

General Dynamics Decision Systems, Inc.	Delaware	100

General Dynamics Satellite Communication Services, Inc.	Delaware	100

General Dynamics Foreign Sales Corporation	Virgin Islands	100

General Dynamics Government Systems Corporation	Delaware	100

General Dynamics Advanced Information Systems	Delaware	100

General Dynamics Creative Concepts, Inc.	Delaware	100

General Dynamics Devcor, Inc.	Delaware	100

General Dynamics C4 Systems, Inc.	Delaware	100

General Dynamics Interactive Corporation	Delaware	100

General Dynamics Government Systems Overseas Corporation	Delaware	100

General Dynamics Network Systems, Inc.	Delaware	100

General Dynamics Federal Services	California	100

it international Telecom USA, Inc.	Delaware	100

General Dynamics Overseas Systems and Services Corporation	Delaware	100

General Dynamics Telecommunications do Brasil LTDA	Brazil	100

GTE Internet Services of Egypt	Egypt	100

General Dynamics International Corporation	Delaware	100

General Dynamics Land Systems, Inc.	Delaware	100

AV Technology, LLC	Maryland	100

Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2002
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF JANUARY 31, 2003

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

General Dynamics Land Systems Customer Service & Support Company	Texas	100

General Dynamics Support Services Company	Delaware	100

Global Support Services Company	Cayman Islands	100

General Dynamics Land Systems International, Inc.	Delaware	100

General Dynamics Robotic Systems, Inc.	Delaware	100

G.T. Devices, Inc.	Maryland	100

General Dynamics Manufacturing Limited	Canada	100

General Dynamics Marine Systems, Inc.	Delaware	100

General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100

General Dynamics OTS (Aerospace), Inc.	Washington	100

Bi-propellant Rocket Research Corporation	Delaware	100

General Dynamics OTS (California), Inc.	California	100

General Dynamics OTS GMBH	Switzerland	100

General Dynamics OTS (Downey), Inc.	Delaware	100

AMMS, Inc.	Delaware	100

General Dynamics OTS (DRI), Inc.	Alabama	100

General Dynamics OTS (Niceville), Inc.	Florida	100

General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100

St. Marks Powder, Inc.	Delaware	100

General Dynamics Properties, Inc.	Delaware	100

General Dynamics Shared Resources, Inc.	Delaware	100

General Dynamics Worldwide Holdings, Inc.	Cayman Islands	100

General Dynamics Worldwide Holdings, Inc.	Deleware	100

GCC Beteiligungsverwatungs GMBH	Australia	100

GD Canada Acquisition Corporation	New Brunswick	100

General Dynamics Canada Ltd.	Canada	100

Computing Devices (Thailand) Limited	Thailand	100

General Dynamics Limited	United Kingdom	100

General Dynamics United Kingdom Limited	United Kingdom	100

CDC Systems U.K. Limited	England and Wales	100

Computing Devices Hastings Limited	United Kingdom	100

Computing Devices Eastbourne Limited	United Kingdom	100

it International Telecom Inc.	Canada	100

it International Telecom Limited	England and Wales	100

Page Europa SpA	Italy	100

Pagetel Sistem Muhendisligi Sanayi ve Ticaret Limited	Turkey	100

Gulfstream Aerospace Corporation	Delaware	100

Gulfstream Delaware Corporation	Delaware	100

Gulfstream Aerospace Corporation	California	100

Gulfstream Aerospace Corporation	Georgia	100

Gulfstream Aerospace (Middle East) Ltd.	Cyprus	100

Gulfstream International Corporation	Delaware	100

Gulfstream Aerospace Corporation	Oklahoma	100

Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2002
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF JANUARY 31, 2003

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

Gulfstream Aerospace Corporation of Texas	Texas	100

Gulfstream Aerospace Services Corporation	Delaware	100

Gulfstream DAL Holdings, LLC	Delaware	100

Gulfstream DAL, LP	Texas	100

Gulfstream Aircraft Incorporated	Georgia	100

Gulfstream Alliance Holdings, Inc.	Delaware	100

Gulfstream 100 Holdings, LLC	Delaware	100

Gulfstream 200 Holdings, LLC	Delaware	100

Gulfstream Aerospace LP	Texas	100

General Dynamics Aviation Services Corporation (DE)	Delaware	100

General Dynamics Aviation Services Corporation (FL)	Florida	100

General Dynamics Aviation Services Corporation (MN)	Minnesota	100

General Dynamics Aviation Services Corporation (NV)	Nevada	100

Gulfstream Financial Services Corporation	Georgia	100

Gulfstream NetJets, Inc.	Georgia	100

Gulfstream Tennessee Corporation	Delaware	100

Interiores Aereos S.A. de C.V.	Mexico	100

Material Service Resources Company	Delaware	100

Capital Fuels Sales Corporation	Delaware	100

Capital Resources Development Company	Delaware	100

CFTX, Inc.	Delaware	100

Material Service Corporation	Delaware	100

Material Service Foundation	Illinois	100

MLRB, Inc.	Illinois	100

Mineral and Land Resources Corporation	Delaware	100

Thornton Quarries Corporation	Illinois	100

Century Mineral Resources, Inc.	Illinois	100

Freeman Energy Corporation	Delaware	100

Freeman United Coal Mining Company	Delaware	100

Prairie Energy Sales Corporation	Delaware	100

NASSCO Holdings Incorporated	Delaware	100

International Manufacturing Technologies, Inc.	California	100

Technologias Internacionales de Manufactura S.A. de C.V.	Mexico	100

National Steel and Shipbuilding Company	Nevada	100

Patriot I Shipping Corp.	Delaware	100

Patriot II Shipping Corp.	Delaware	100

Patriot IV Shipping Corp.	Delaware	100

Santa Bárbara Sistemas, S.A.	Spain	100

Santa Bárbara Sistemas GmbH	Germany	100